UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2015

OM Asset Management plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5th Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, on May 1, 2015, the shareholders of OM Asset Management plc (the “Company”) voted to approve the new articles of association (the “New Articles”) proposed at the Company’s 2015 Annual General Meeting (the “Annual Meeting”) and adopted the New Articles in substitution for, and to the exclusion of, the Company’s existing articles of association (the “Existing Articles”). The New Articles are effective upon filing with Companies House, on or about May 6, 2015.

The New Articles reflect certain clarifying changes to the Existing Articles relating to depositary matters. The changes endeavor to clarify certain matters relating to depositaries that hold the Company’s shares for purposes of facilitating beneficial ownership by individuals and entities.

The changes to the Existing Articles implemented through the adoption of the New Articles ensure that depositaries that hold the Company’s shares will not be required to undertake certain notification obligations or be subject to certain restrictions to which all of the Company’s shareholders are subject. The New Articles contain changes to Existing Articles 115, 116, 122, 270, 271, 272, 276, 280, 282 and 284.

The description above is qualified in its entirety by reference to the full text of the New Articles, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

On May 1, 2015, the Company held the Annual Meeting at the Harvard Club of New York City, 35 West 44th Street, New York, NY 10036. As of April 2, 2015, the record date for the Annual Meeting, the Company had 120,536,829 of its ordinary shares, nominal value $0.001 per share (the “Ordinary Shares”), issued and outstanding and entitled to vote at the Annual Meeting. Of these shares, 117,418,878 were present in person or represented by proxy at the Annual Meeting, which constituted a quorum for the transaction of business at the Annual Meeting. At the Annual Meeting, the Company’s shareholders considered and acted upon the following proposals:

1.  Election of Directors.  The shareholders elected the following individuals to serve as directors until the 2016 Annual General Meeting and until their respective successors are duly elected and qualified.  The table below sets forth the voting results for each director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter L. Bain	113,217,511	886,736	2,035,986	1,278,645
Julian V.F. Roberts	110,966,686	1,762,754	3,410,793	1,278,645
Ian D. Gladman	112,767,973	890,762	2,481,498	1,278,645
Kyle Prechtl Legg	115,762,539	138,657	239,037	1,278,645
James J. Ritchie	115,507,163	394,033	239,037	1,278,645
John D. Rogers	115,507,163	394,033	239,037	1,278,645
Donald J. Schneider	112,767,973	890,762	2,481,498	1,278,645

2.  Ratification of Independent Registered Public Accounting Firm.  The shareholders voted to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2015.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,263,889	99,202	55,787	—

3.  Appointment of Statutory Auditor.  The shareholders voted to appoint KPMG as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the Company’s next Annual General Meeting at which accounts are laid before shareholders).  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,349,219	16,013	53,646	—

4.  Authorization of the Board of Directors to determine U.K. Statutory Auditor’s Remuneration.  The shareholders voted to authorize the directors to determine the remuneration of KPMG as the Company’s U.K. statutory auditor.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,229,469	140,373	49,036	—

5.  Advisory Vote on Executive Compensation.  The shareholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s 2015 proxy statement (the “Proxy Statement”), including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Proxy Statement.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,848,249	1,094,610	197,374	1,278,645

6.  Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation.  The shareholders voted to approve, on an advisory basis, the holding of an advisory vote on executive compensation every year.  The table below sets forth the voting results:

1 year	2 years	3 years	Abstentions	Broker Non-Votes
114,934,384	119,690	1,047,048	39,111	1,278,645

After consideration of the shareholders’ vote, the Company has decided to hold an advisory vote on the compensation of the Company’s named executive officers every year until the next vote on frequency of holding an advisory vote on executive compensation.

7.  Receipt and Approval of Directors’ Remuneration Policy.  The shareholders voted to receive and approve the Directors’ Remuneration Policy contained in Appendix A to the Proxy Statement, for the three-year period commencing May 1, 2015 and ending April 30, 2018.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,883,708	84,528	450,642	—

8.  Advisory Vote on Directors’ Remuneration Report.  The shareholders voted to approve, on an advisory basis, the Directors’ Remuneration Report (other than the Directors’ Remuneration Policy) contained in Appendix A to the Proxy Statement, for the period commencing with the date of incorporation and ended December 31, 2014.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,551,534	807,040	60,304	—

9.  Adoption of New Articles of Association.  The shareholders voted to approve the New Articles proposed at the Annual Meeting to be adopted as the articles of association of the Company in substitution for, and to the exclusion of, the Existing Articles.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,094,552	1,858	43,823	1,278,645

ITEM 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.1	Articles of Association of OM Asset Management plc, adopted May 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 5, 2015	OM ASSET MANAGEMENT PLC

	By:	/s/ Stephen H. Belgrad
	Name:	Stephen H. Belgrad
	Title:	Executive Vice President and Chief Financial Officer